March 15, 2006

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.W.
Washington, DC 20549

Re: Jefferson Pilot Separate Account A of Jefferson-Pilot Life Insurance Company:
File No. 811-02188; 033-11084

Commissioners:
Jefferson-Pilot Life Insurance Company ("JPLife"), on behalf of its Jefferson Pilot Separate Account A (the "Separate Account"), has sent to policyowners annual reports for the period ended December 31, 2005 provided by the mutual funds in which the Separate Account invests as required by Rule 30e-2 under the Investment Company Act of 1940.

In addition, JPLife understands that such mutual funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at 603-226-5105.

Very truly yours,

Jefferson-Pilot Life Insurance Company
By /s/      Frederick C. Tedeschi
Vice President and Associate General Counsel